UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 29, 2024
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Alico, Inc. (the “Company”) will participate in the Planet MicroCap Showcase (the “Showcase”) in Las Vegas, Nevada on May 1, 2024. At the Showcase, the Company will provide an update on long-term debt and capital returned as of March 31, 2024. The Company expects to present at the Showcase on Wednesday, May 1, 2024 at 9:00 am PDT (12:00 pm EDT). The full text of the presentation is furnished as Exhibit 99.1 hereto and incorporated herein by reference, and will be posted on the investor relations page of the Company’s website (ir.alicoinc.com).
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 7.01 Regulation FD Disclosure.

The foregoing disclosure in Item 2.02 hereof is incorporated by reference into this Item 7.01.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about our expected financial performance and upcoming events and presentations. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although management believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the Securities and Exchange Commission (“SEC”), and our other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made herein. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise.

Financial Disclosure Advisory

The preliminary financial results for the quarter ended March 31, 2024 that the Company intends to discuss at the Showcase are estimates and represent the most current information available to the Company’s management, as financial closing procedures for the second quarter ended March 31, 2024 are not yet complete. The Company expects that its actual results to be reported in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 will not differ materially from the preliminary results, however, these results are subject to change following the completion of year-end accounting procedures and adjustments.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation of the Company, dated April 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2024	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer